Contract liabilities	12 Months Ended
Dec. 31, 2025
Contract liabilities [abstract]
Contract liabilities
5.28 Contract liabilities
A contract liability has to be recognized when the customer has already provided the consideration or part of the consideration before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided) resulting from the “contract”.
Development of contract liabilities is presented in the table below:

	Year ended December 31
in € thousand	2025	2024
BALANCE AS AT JANUARY 1	3,010	5,697
Revenue recognition	(3,320)	(462)
Redemption	—	(4,777)
Addition	720	2,500
Exchange rate differences	21	53
BALANCE AS AT CLOSING DATE	432	3,010
Less non-current portion	—	—
CURRENT PORTION	432	3,010

As at December 31, 2025, contract liability of €0.4 million related to upfront payments for analytical support and drug substance manufacturing on ongoing contracts.
In the year ended December 31, 2025, revenue of €2.5 million was recognized in connection with the license and technology transfer performance obligation under the master collaboration and license agreement with Serum Institute of India (SII) regarding IXCHIQ.
In the year ended December 31, 2024, the redemption in the amount of €4.8 million mainly related to the DoD distribution agreement for which the obligation to replace vaccine doses was fulfilled in 2024. An upfront payment of €2.5 millionwas shown under additions and refered to the master collaboration and license agreement with Serum Institute of India (SII) regarding IXCHIQ.